Exhibit 10.10.2

                   SECOND AMENDMENT TO AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 29th day of September, 2000, to be effective as of the respective date herein indicated, by and among RAM ENERGY, INC., a Delaware corporation ("Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions being hereinafter individually and collectively referred to as the "Lender"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender ("Agent").

                                   RECITALS

     A. Borrower, Lender and Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 27, 1999, as thereafter amended, including as amended by that certain consent letter dated February 25, 2000, executed by Borrower, Lender and Agent, and by that certain First Amendment to Amended and Restated Loan and Security Agreement, executed in May of 2000 by Borrower, Lender and Agent (as amended from time to time, the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                  AGREEMENT

                                  ARTICLE I
                                 Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                         Amendments to Loan Agreement

     Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

     2.01 Fee. Borrower hereby agrees to pay Agent, for the ratable benefit of the Lender Group, in immediately available funds, a $50,000 fee in connection with the agreements and waivers of Agent and Lender contained in this Amendment, which fee shall be deemed fully earned and non-refundable as of the date of execution by Borrower of this Amendment. This fee shall be due and payable on the date of execution by Borrower of this Amendment and is in addition to, and not in limitation of, the fee payable by Borrower pursuant to Section 2.11(f) of the Loan Agreement in connection with the repurchase by Borrower of $5,000,000 in original face amount of Unsecured Notes described in Article III of this Amendment.

                                 ARTICLE III
        Limited Consent to and Waiver Regarding Purchase of $5,000,000
                        Face Amount of Unsecured Notes

     3.01 Limited Consent to and Waiver Regarding Purchase of $5,000,000 Face Amount Unsecured Notes. Borrower (i) has requested permission from the Agent and Lender for Borrower to consummate the repurchase for approximately $3,300,000 of $5,000,000 original face amount of Unsecured Notes and the retirement of such repurchased Unsecured Notes (the "Transaction"), and (ii) has requested that Agent and Lender waive in connection with the Transaction the requirement embodied in Section 7.8(a)(iii)(y) of the Loan Agreement that any repurchase by Borrower of Unsecured Notes can occur only if Borrower at such time, after giving effect to such repurchase, has at least an aggregate amount of $5,000,000 of Availability and unrestricted immediately available cash on hand ("$5,000,000 Availability Requirement"). Subject to the conditions specified in Section 3.02 of this Amendment and to the other terms, conditions and provisions of this Amendment, each of Agent and Lender hereby (i) consents to the consummation by Borrower of the Transaction, and (ii) waives in connection with the Transaction the $5,000,000 Availability Requirement; provided, however, the consent and waiver described in this Section 3.01 is strictly limited to the Transaction and to the $5,000,000 Availability Requirement as it relates to the Transaction.

     3.02 Conditions to Consent and Waiver. The effectiveness of the consent and waiver described above in Section 3.01 is subject to each of the conditions specified in Article IV of this Amendment regarding the effectiveness of this Amendment having been satisfied in a manner satisfactory to Agent.

     3.03 No Other Waivers. Except as otherwise specifically provided for in
Section 3.01 of this Amendment, nothing contained herein shall be construed as a waiver by Agent or Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or of any other contract or instrument between Borrower and Agent or Lender, and the failure of Agent or Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or Lender to thereafter demand strict compliance therewith. Each of Agent and Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Agent or Lender.

                                  ARTICLE IV
                             Conditions Precedent

     4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

            (a) Agent shall have received this Amendment, duly executed by Borrower.

            (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

            (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

            (e) Agent shall have received, in immediately available funds, for the ratable benefit of the Lender Group (i) payment of the $50,000 fee payable by Borrower pursuant to Section 2.11(f) of the Loan Agreement in connection with the Transaction, and (ii) payment of the $50,000 fee payable by Borrower pursuant to Section 2.01 of this Amendment.

                                  ARTICLE V
                Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lender and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent or Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                  ARTICLE VI
                           Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Lender and Agent. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent or Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and Lender's legal counsel, and all costs and expenses incurred by Agent and Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's legal counsel and Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Agent and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT AND LENDER.


            [The Remainder of this Page Intentionally Left Blank]

                                         BORROWER:

                                         RAM ENERGY, INC.,
                                         a Delaware corporation

                                         By:    /s/ JOHN LONGMIRE
                                         Name:  John Longmire
                                         Title: Senior Vice President


                                         LENDER:

                                         FOOTHILL CAPITAL CORPORATION,
                                         a California corporation, as Lender

                                         By:    /s/ SHERI FENENBOCK
                                         Name:  Sheri Fenenbock
                                         Title: Vice President


                                         AGENT:

                                         FOOTHILL CAPITAL CORPORATION,
                                         a  California  corporation,  as Agent
                                         for Lender

                                         By:    /s/ SHERI FENENBOCK
                                         Name:  Sheri Fenenbock
                                         Title: Vice President

Acknowledged, Consented and Agreed to:

RLP GULF STATES, L.L.C.,
an Oklahoma limited liability company

By:   RAM ENERGY, INC.,
      a Delaware corporation, as its Sole Member
      and Sole Manager

      By:    /s/ JOHN LONGMIRE
      Name:  John Longmire
      Title: Senior Vice President


MAGIC CIRCLE ENERGY CORPORATION,
a Delaware corporation

By:    /s/ JOHN LONGMIRE
Name:  John Longmire
Title: Senior Vice President

MAGIC CIRCLE ACQUISITION CORPORATION,
an Oklahoma corporation

By:    /s/ JOHN LONGMIRE
Name:  John Longmire
Title: Senior Vice President

CARMEN DEVELOPMENT CORPORATION,
an Oklahoma corporation

By:    /s/ JOHN LONGMIRE
Name:  John Longmire
Title: Senior Vice President

CARMEN FIELD LIMITED PARTNERSHIP,
an Oklahoma limited partnership

By:   CARMEN DEVELOPMENT CORPORATION,
      an Oklahoma corporation, its Sole General Partner

      By:    /s/ JOHN LONGMIRE
      Name:  John Longmire
      Title: Senior Vice President

FOOTHILL INCOME TRUST, L.P.,
a Delaware limited partnership

By:   FIT GP, LLC, its general partner,
      a Delaware limited liability company

      By:    /s/ DENNIS R. ARCHER
      Name:  Dennis R. Archer
      Title: Managing Member

ANNEXES:

A   - Certified Resolutions of RAM Energy, Inc.


                                   ANNEX A

                           CERTIFIED RESOLUTIONS OF
                    RAM ENERGY, INC.'S BOARD OF DIRECTORS

     RESOLVED: That any officer of RAM Energy, Inc., a Delaware corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend that certain Amended and Restated Loan and Security Agreement by and among the Corporation, the financial institutions listed on the signature pages thereof (individually and collectively, "Lender"), and Foothill Capital Corporation, a California corporation, as agent for the Lender ("Agent"), (b) to execute and deliver to Agent with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amendment to Amended and Restated Loan and Security Agreement to be executed by Corporation, Lender and Agent, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other Loan Documents, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Agent and Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Agent or Lender, and to certify to Agent and Lender the adoption of these resolutions.

                                CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

     DATED: September ____, 2000

                                       /s/ JOHN LONGMIRE
                                       [Assistant] Secretary of the Corporation